SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 113 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      JANUARY 13, 1998
                                                --------------------------------



                         PITNEY BOWES CREDIT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                                2-9741 06-0946476
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           (Commission File Number) (IRS Employer Identification No.)


                    201 MERRITT SEVEN, NORWALK, CT 06856-5151
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               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 846-5600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.   Other Events.

          On January 13, 1998, Pitney Bowes Credit Corporation (the "Registrant") issued $250,000,000 aggregate principal amount of its 5.65% Notes due January 15, 2003 (the "Notes").

          The net proceeds of the offering of the Notes was $248,500,000 (before payment by the Registrant of estimated expenses of the offering of $410,000). The Registrant expects to use the net proceeds from the offering of the Notes to repay short-term debt, to acquire finance contracts, to reduce or retire from from time to time other indebtedness and for other general corporate purposes.

Item 7.   Exhibits.

     (c)  Exhibits

Exhibit Number    Description of Exhibit

     4.1 Global Note representing $200,000,000 aggregate principal amount of the Registrant's 5.65% Notes due January 15, 2003

     4,2 Global Note representing $50,000,000 aggregate principal amount of the Registrant's 5.65% Notes due January 15, 2003


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